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                                                                       EXHIBIT 1

                            JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(f) promulgated under the Securities and Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares of Neuromedical Systems, Inc. and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.

Date: January 28, 1997



                                   THE GOLDMAN SACHS GROUP, L.P.
                                   By: The Goldman Sachs Corporation,
        `                              its general Partner

                                   By: /s/ Richard A. Friedman
                                       --------------------------------
                                   Name:   Richard A. Friedman
                                   Title:  Executive Vice President


                                   GOLDMAN, SACHS & CO.

                                   By: /s/ Richard A. Friedman
                                       --------------------------------
                                   Name:   Richard A. Friedman
                                   Title:  Managing Director


                                   GS CAPITAL PARTNERS, L.P.
                                   By: GS Advisors, L.P., its general partner
                                   By: GS Advisors, Inc., its general partner

                                   By: /s/ Richard A. Friedman
                                       --------------------------------
                                   Name:   Richard A. Friedman
                                   Title:  President


                                   GS ADVISORS, L.P.
                                   By: GS Advisors, Inc., its general partner
                                   By: /s/ Richard A. Friedman
                                       --------------------------------
                                   Name:   Richard A. Friedman
                                   Title:  President


                                   STONE STREET FUND 1993, L.P.
                                   By: Stone Street Resource Corp., its general
                                       partner

                                   By: /s/ Richard A. Friedman
                                       --------------------------------
                                   Name:   Richard A. Friedman
                                   Title:  Vice President


                                   BRIDGE STREET FUND 1993, L.P.
                                   By: Stone Street Resource Corp., its general
                                       partner

                                   By: /s/ Richard A. Friedman
                                       --------------------------------
                                   Name:   Richard A. Friedman
                                   Title:  Vice President


                                   STONE STREET RESOURCE CORP.

                                   By: /s/ Richard A. Friedman
                                       --------------------------------
                                   Name:   Richard A. Friedman
                                   Title:  Vice President